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                                                                    Exhibit 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




American Business Financial Services, Inc.
Bala Cynwyd, PA

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of American Business Financial Services (File number 333-82127) of our report dated June 16, 2003, relating to the annual report of the American Business Credit Inc. 401(k) Plan appearing in Form 11-K for the year ended December 31, 2002.


                                                    BDO Seidman LLP
                                                    --------------------------
                                                    BDO Seidman LLP

Philadelphia, PA
June 30, 2003